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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [ ]
Filed by a Party other than the Registrant [X]

Check the appropriate box:

[ ]  Preliminary Proxy Statement.
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2)).
[ ]  Definitive Proxy Statement.
[ ]  Definitive Additional Materials.
[X]  Soliciting Material Pursuant to Section 240.14a-12

                                 ENDOCARE, INC.
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                (Name of Registrant as Specified In Its Charter)

                      THE COMMITTEE TO REVITALIZE ENDOCARE
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

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     2) Aggregate number of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     4) Proposed maximum aggregate value of transaction:

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     5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

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     2) Form, Schedule or Registration Statement No.:

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     3) Filing Party:

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     4) Date Filed:

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PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION
CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

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         The Committee to Revitalize Endocare is filing the materials contained in this Schedule 14A with the Securities and Exchange Commission ("SEC").

         Item 1:

         The Committee to Revitalize Endocare ("CRE" or the "Committee") has filed a preliminary proxy statement with the SEC and has issued the press release set forth below. The Committee was formed for the purpose of soliciting proxies for the election of CRE's nominees to the Board of Directors of Endocare at the 2003 annual meeting of the stockholders of Endocare or any other meeting of stockholders held in lieu thereof, and any adjournments, postponements, reschedulings or continuations thereof.

         CRE intends to file a definitive proxy statement as soon as practicable, which will be used to solicit proxies for the election of CRE's nominees to the Board of Directors of Endocare, Inc.

         Item 2:

         CRE's participants include (a) Douglas O. Chinn, M.D., record and beneficial owner of approximately 50,083 shares of Endocare's common stock, (b) Solana Capital Partners, Inc., a California corporation, record and beneficial owner of 1,000 shares of Endocare's common stock, and (c) David Eller, record and beneficial owner of 1,000 shares of Endocare's common stock. CRE's participants also include William A. Barry, Joseph L. D'Angelo, Robert P. Fry, M.D., J.D., Kurt Landgraf and John R. Queen

         Item 3:

         In addition to this filing, the Committee may file additional soliciting material under Rule 14a-12 in connection with the future solicitation of proxies. The Committee will also file with the SEC proxy materials used to solicit votes for the election of CRE's nominees as directors of Endocare.

         Item 4:

         THE COMMITTEE STRONGLY ADVISES ALL STOCKHOLDERS OF ENDOCARE TO READ THE DEFINITIVE PROXY STATEMENT OF THE COMMITTEE TO REVITALIZE ENDOCARE WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. THE PRELIMINARY PROXY STATEMENT IS CURRENTLY, AND THE DEFINITIVE PROXY STATEMENT WILL BE, AVAILABLE AT NO CHARGE ON THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV. IN ADDITION, THE COMMITTEE WILL PROVIDE COPIES OF THE PRELIMINARY PROXY STATEMENT AND THE DEFINITIVE PROXY STATEMENT WITHOUT CHARGE UPON REQUEST. REQUESTS FOR COPIES SHOULD BE DIRECTED TO THE PARTICIPANTS' PROXY SOLICITOR AT ITS TOLL-FREE NUMBER:
(800) 322-2885.






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         Item 5:

         The Committee to Revitalize Endocare has issued the following press release:


                                                        Contacts:

                                                        Larry Dennedy
                                                         - or -
                                                        Charlie Koons
                                                        MacKenzie Partners
                                                        212-929-5500

          THE COMMITTEE TO REVITALIZE ENDOCARE ANNOUNCES PROXY CONTEST

          May 8, 2003

          ARCADIA, CALIFORNIA - May 8, 2003 /PRNewswire/ -- The Committee to Revitalize Endocare today announced that it will solicit proxies to elect its six candidates to the Board of Directors of Endocare, Inc. (OTC: ENDO.pk) at the upcoming 2003 Annual Meeting. The Committee also filed a Preliminary Proxy Statement with the SEC today. The date of the 2003 Annual Meeting has not yet been announced by Endocare, even though Endocare held its last annual meeting nearly one year ago on June 11, 2002.

          Douglas O. Chinn, M.D., a longtime stockholder of Endocare, helped create the Committee to Revitalize Endocare for the purpose of unseating Endocare's current Board of Directors. Dr. Chinn was one of Endocare's leading proctors in training doctors to use equipment and procedures and has licensed to Endocare some of its essential intellectual property.

          The Committee to Revitalize Endocare believes that, when measured by any financial, operational or other yardstick, the performance of Endocare's Board of Directors and management has been disastrous for Endocare's stockholders. The Committee also believes that Endocare's Board of Directors has let down the stockholders by presiding over the creation of Endocare's problems and by failing to solve them. Accordingly, the Committee believes that Endocare's Board of Directors should be removed and new leadership brought in to effect real change.

          Endocare's problems, as listed in the Preliminary Proxy Statement, include:



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     o    Tumbling Stock Price. Endocare's common stock price has lost nearly
          80% of its value in the last year alone, declining from $19.19 on April 30, 2002 to $4.00 on April 30, 2002.

     o No Financial Statements. Endocare has no audited financial statements since the end of 2000 and has not issued any financial statements since July 24, 2002.

     o No Guidance. Endocare has refused to provide guidance on its expected operational or financial performance.

     o Unreliable Information. KPMG LLP ("KPMG"), Endocare's former auditor, has publicly announced that in its view the 2001 and 2002 financial statements should not be relied upon. KPMG has stated that "it is unable to rely on the representations of the Company's management."

     o Old Data. The most recent accurate and reliable financial statements are the Company's 10-K for 2000, which is inadequate to provide stockholders or potential investors with a current picture of Endocare's health or sustainability.

     o    Stock Delisted. Endocare's stock has been delisted from the NASDAQ.

     o SEC & Department of Justice Investigations. Endocare is being investigated by the Securities & Exchange Commission and the United States Department of Justice.

     o Stockholders Suing. Endocare's Board and senior management are being sued in several class action securities lawsuits brought by stockholders.

     o 57% of Cash Gone in 15 Months. At December 31, 2001, Endocare had cash and cash equivalents of $83,239,000. On the Endocare April 2, 2003 Conference Call, Endocare's Chief Financial Officer announced that Endocare has cash and cash equivalents of approximately $36,000,000, which is a decline of approximately 57% of Endocare's cash in just 15 months.


          Prior to forming and joining the Committee, Dr. Chinn sent a letter to Endocare's directors demanding their resignation from the Board. Dr. Chinn also has previously filed soliciting materials with the SEC to announce his intentions to file the Preliminary Proxy Statement. Further, Dr. Chinn has filed a lawsuit in Delaware against Endocare to enforce his rights under law to inspect certain of Endocare's books and records.

          In addition to Dr. Chinn, the Committee includes: William A. Barry, Joseph L. D'Angelo, David Eller, Robert Paul Fry, M.D., J.D., Kurt



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          Landgraf, John R. Queen and Solana Capital Partners, Inc. All of the
          members of the Committee are seasoned business leaders with substantial experience and expertise in healthcare, marketing, management, finance and financial controls.

          Information concerning the members of the Committee to Revitalize Endocare can be found in the Committee's Preliminary Proxy Statement on Schedule 14A filed by the Committee with the Securities and Exchange Commission (the "SEC") on May 8, 2003.

          STOCKHOLDERS OF ENDOCARE ARE ADVISED TO READ THE COMMITTEE'S DEFINITIVE PROXY STATEMENT IN CONNECTION WITH THE COMMITTEE'S SOLICITATION OF PROXIES FROM ENDOCARE STOCKHOLDERS WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION.

          Stockholders of Endocare and other interested parties may obtain, free of charge, copies of the Preliminary Proxy Statement and the Definitive Proxy Statement (when available) and any other documents filed by the Committee with the SEC, at the SEC's Internet website at www.sec.gov. The Preliminary Proxy Statement and the Definitive Proxy Statement (when available) and these other documents may also be obtained free of charge by contacting MacKenzie Partners at (800) 322-2885.

          -----------------------

          Source: The Committee to Revitalize Endocare










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